Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3, INCREMENTAL AMENDMENT AND JOINDER AGREEMENT

AMENDMENT NO. 3, INCREMENTAL AMENDMENT AND JOINDER AGREEMENT (this “Agreement”) dated as of June 6, 2013 relating to the Credit Agreement dated as of November 28, 2012 (as heretofore amended or modified, the “Credit Agreement”) among Walter Investment Management Corp., a Maryland corporation (the “Borrower”), the lenders from time to time party thereto, and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent.

RECITALS:

WHEREAS, the Borrower has, by notice to the Administrative Agent dated June 4, 2013 delivered pursuant to Section 2.25(a) of the Credit Agreement (the “Notice”), a copy of which Notice has been delivered to the Lenders and is attached as Exhibit A hereto, requested Incremental Term Loans in an aggregate principal amount of $200,000,000.

WHEREAS, each financial institution identified on the signature pages hereto as an “Additional Lender” (each, an “Additional Lender”) has agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, to provide a portion of such Incremental Term Loans and to become, if not already, a Lender for all purposes under the Credit Agreement.

The parties hereto therefore agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby. For the avoidance of doubt, after the Incremental Facility No. 2 Closing Date (as defined below), any references to “date hereof,” or “date of this Agreement,” in the Credit Agreement, shall continue to refer to November 28, 2012.

SECTION 2. Tranche C Incremental Term Loans. Subject to and upon the terms and conditions set forth herein, each Additional Lender party hereto severally agrees to make, on the Incremental Facility No. 2 Closing Date, a single loan of term loans (each, a “Tranche C Incremental Term Loan”) in Dollars to the Borrower in an amount equal to the commitment amount set forth next to such Additional Lender’s name in Schedule 1 hereto under the caption “Tranche C Incremental Term Loan Commitment”.

SECTION 3. Availability and Use of Proceeds. The Tranche C Incremental Term Loans shall be used solely: (i) to fund working capital requirements relating to the Borrower’s mortgage origination business and (ii) for other general corporate purposes including hedging activities and acquisitions and to pay fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

SECTION 4. [Reserved].

SECTION 5. Applicable Margin. The “Applicable Margin” for each Tranche C Incremental Term Loan shall be (a) for Eurodollar Loans, 4.50% per annum and (b) for ABR Loans, 3.50% per annum.

SECTION 6. Repayment of Tranche C Incremental Term Loans; Maturity Date. (a) The Borrower shall pay to the Administrative Agent, a principal amount of the Tranche C Incremental Term Loans in accordance with clause (a)(i) of Section 2.11 of the Credit Agreement (as amended pursuant to Section 8(e) below) and, for the avoidance of doubt, commencing on the last Business Day of September 2013.

(b) To the extent not previously paid, all Tranche C Incremental Term Loans shall be due and payable on the Tranche C Term Loan Maturity Date (as defined in the Credit Agreement as amended hereby), together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

(c) All repayments required pursuant to this Section 6 shall be subject to Section 2.16 of the Credit Agreement, but shall otherwise be without premium or penalty.

SECTION 7. [Reserved].

SECTION 8. Amendments to Credit Agreement. Effective on and as of the Incremental Facility No. 2 Closing Date, the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms in appropriate alphabetical order:

“Incremental Amendment No. 2” shall mean that certain Amendment No. 3, Incremental Amendment and Joinder Agreement dated as of June 6, 2013 among the Borrower, the lenders party thereto, the Administrative Agent and the Collateral Agent.

“Incremental Facility No. 2 Closing Date” shall have the meaning assigned to such term in the Incremental Amendment No. 2.

“Tranche C Term Lender” shall mean each Lender that has a Tranche C Term Loan Commitment or that holds a Tranche C Term Loan.

“Tranche C Term Loan Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Tranche C Term Loans as provided under the Incremental Amendment No. 2, or in the Assignment and Acceptance pursuant to which such Lender assumed its Tranche C Term Loan Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Tranche C Term Loan Maturity Date” shall mean the day that is five years after the Closing Date; provided that if such day is not a Business Day, the Tranche C Term Loan Maturity Date shall be the immediately preceding Business Day.

“Tranche C Term Loans” shall mean the term loans made by the Lenders to the Borrower pursuant to the Incremental Amendment No. 2. The aggregate outstanding principal amount of the Tranche C Term Loans as of the Incremental Facility No. 2 Closing Date is $200,000,000.

(b) Section 1.01 of the Credit Agreement is hereby amended:

(i) by modifying the definition of “Adjusted LIBO Rate” to add (x) “and Tranche C Term Loans” immediately after the initial reference therein to “Tranche B Term Loans” and (y) “or Tranche C Term Loans, as applicable,” immediately after the second reference therein to “Tranche B Term Loans”;

(ii) by modifying the definition of “Class” to add (x) “Tranche C Term Loans,” immediately after the reference therein to “Tranche B Term Loans,” and (y) “a Tranche C Term Loan Commitment,” immediately after the reference therein to “a Tranche B Term Loan Commitment,”;

(iii) by modifying the definition of “Commitment” to add “Tranche C Term Loan Commitment,” immediately after the reference therein to “Tranche B Term Loan Commitment,”;

(iv) by modifying the definition of “First Lien Indebtedness” to add “, the Tranche C Term Loans” immediately after each reference therein to “Tranche B Term Loans”;

(v) by modifying the definition of “Loans” to add “Tranche C Term Loan,” immediately after the reference therein to “Tranche B Term Loan,”;

(vi) by modifying the definition of “Maturity Date” to add “the Tranche C Term Loan Maturity Date (in the case of Tranche C Term Loans),” immediately after “the Tranche B Term Loan Maturity Date (in the case of Tranche B Term Loans),”;

(vii) by modifying the definition of “Term Loan” to add “a Tranche C Term Loan,” immediately after the reference therein to “Tranche B Term Loan,”; and

(viii) by modifying the definition of “Term Loan Commitments” to add “the Tranche C Term Loan Commitments,” immediately after the reference to “Tranche B Term Loan Commitments,”.

(c) Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, (i) to make a Tranche B Term Loan to the Borrower on the Closing Date in a principal amount not to exceed its Tranche B Term Loan Commitment, and (ii) to make Revolving Loans to the Borrower, at any time and from time to time after the date hereof, and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s Revolving Credit Exposure exceeding such Lender’s Revolving Credit Commitment and (b) subject to the terms and conditions and relying upon the representations and warranties herein and in the Incremental Amendment No. 2, each Lender agrees, severally and not jointly, to make a Tranche C Term Loan pursuant to the Incremental Amendment No. 2 to the Borrower on the Incremental Facility No. 2 Closing Date in a principal amount not to exceed its Tranche C Term Loan Commitment. Within the limits set forth in clause (a)(ii) of the preceding sentence and subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, pay or prepay and reborrow Revolving Loans. Amounts paid or prepaid in respect of Tranche B Term Loans or Tranche C Term Loans may not be reborrowed.”

(d) Clause (a) of Section 2.09 of the Credit Agreement is hereby amended to add the following sentence immediately after the first sentence thereof: “The Tranche C Term Loan Commitments shall automatically terminate upon the making of the Tranche C Term Loans on the Incremental Facility No. 2 Closing Date.”

(e) Clause (a)(i) of Section 2.11 of the Credit Agreement is hereby amended by (x) adding “(A)” immediately prior to “a principal amount” and (y) adding “and (B) a principal amount of the Tranche C Term Loans (as adjusted from time to time pursuant to Section 2.12(b), Section 2.13(g) and Section 9.04(l)) equal to 1.25% of the aggregate principal amount of the Tranche C Term Loans made on the Incremental Facility No. 2 Closing Date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment” immediately following “payment”.

(f) Clause (b) of Section 2.12 of the Credit Agreement is hereby amended to add “and the Tranche C Term Loans” immediately after the reference therein to “Tranche B Term Loans”.

(g) Clause (g) of Section 2.13 of the Credit Agreement is amended to add the following sentence immediately after the penultimate sentence thereof: “Each such prepayment of the Tranche C Term Loans shall be applied first, in direct order of maturity to the next eight scheduled installments of principal due in respect of Tranche C Term Loans and second, on a pro rata basis against the remaining scheduled installments of principal due in respect of the Tranche C Term Loans under Section 2.11(a).”.

(h) Clause (c) of Section 2.25 of the Credit Agreement is hereby amended to add (x) “, the Tranche C Term Loans” immediately after the initial reference therein to “the Tranche B Term Loans”, (y) “or the Tranche C Term Loans, as applicable,” immediately after the penultimate reference therein to “the Tranche B Term Loans” and (z) “or Tranche C Term Loans, as applicable,” immediately after the final reference to “Tranche B Term Loans”.

(i) Section 5.11 of the Credit Agreement is hereby amended and restated to read as follows:

“The Borrower will use the proceeds of the Loans (other than the Tranche C Term Loans) and request the issuance of Letters of Credit only for the purposes specified in the introductory statement to this Agreement. The Borrower will use the proceeds of the Tranche C Term Loans for the purposes specified in the Incremental Amendment No. 2.”

SECTION 9. Representations of the Borrower. The Borrower represents and warrants that:

(a) each of the representations and warranties made by any Credit Party in or pursuant to the Credit Documents is true and correct in all material respects on and as of the Incremental Facility No. 2 Closing Date after giving effect hereto and to any extension of credit requested to be made on the Incremental Facility No. 2 Closing Date as if made on and as of such date (except to the extent such representations and warranties are specifically made as of an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date) (for purposes of this representation and warranty, the reference to “Closing Date” in Section 3.05(c) of the Credit Agreement shall be deemed to refer to the Incremental Facility No. 2 Closing Date and such representation shall be made after giving effect to the Tranche C Incremental Term Loans made on the Incremental Facility No. 2 Closing Date);

(b) no Default or Event of Default was continuing on the date of the Notice and no Default or Event of Default has occurred and is continuing on and as of the Incremental Facility No. 2 Closing Date after giving effect hereto and to any extension of credit requested to be made on the Incremental Facility No. 2 Closing Date;

(c) each Credit Party has the power and authority to execute, deliver and perform its obligations under this Agreement and under each of the Credit Documents as amended or supplemented hereby to which it is a party, and, in the case of the Borrower, to make the borrowing contemplated hereunder, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and each Credit Document as amended or supplemented hereby. Each Credit Party has duly executed and delivered this Agreement, and this Agreement and each Credit Document as amended or supplemented hereby constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);

(d) no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Incremental Facility No. 2 Closing Date and which remain in full force and effect on the Incremental Facility No. 2 Closing Date), or exemption or other action by, any Governmental Authority is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, the execution, delivery and performance of this Agreement or any Credit Document as amended or supplemented hereby or the legality, validity, binding effect or enforceability of this Agreement or any such Credit Document as amended or supplemented hereby;

(e) the execution, delivery and performance of this Agreement and of the other Credit Documents as amended or supplemented hereby, the borrowings hereunder and the use of the proceeds thereof will not (i) contravene any provision of any material law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) require any consent under, or violate or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or give rise to any right to accelerate or to require the prepayment, repurchase of redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of the Credit Agreement or any material indenture, mortgage, deed of trust, other credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Subsidiaries;

(f) [reserved];

(g) after giving effect to the borrowing of the Tranche C Incremental Term Loans, (i) the First Lien Leverage Ratio will not exceed 3.00 to 1.00 as of the last day of the most recently ended Calculation Period, (ii) the Borrower will be, determined as of the last day of the most recently ended Calculation Period, in compliance with the financial covenants contained in

Sections 6.08 and 6.09 of the Credit Agreement and (iii) the Total Leverage Ratio will not exceed 4.00:1.00 as of the last day of the most recently ended Calculation Period, in each case determined on an Incremental Pro Forma Basis; and

(h) the terms of this Agreement comply with the requirements of Section 2.25 of the Credit Agreement (as amended hereby).

SECTION 10. Conditions to the Incremental Facility No. 2 Closing Date. This Agreement shall become effective as of the first date (the “Incremental Facility No. 2 Closing Date”) when each of the following conditions shall have been satisfied:

(a) the Administrative Agent shall have received from the Borrower, each other Credit Party, each Additional Lender and the Administrative Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

(b) the representations and warranties set forth in Section 9 above shall be true and correct on and as of the Incremental Facility No. 2 Closing Date after giving effect hereto and to any extension of credit requested to be made on the Incremental Facility No. 2 Closing Date;

(c) no Default or Event of Default shall have occurred and be continuing or shall result from the borrowing of the Tranche C Incremental Term Loans;

(d) the Administrative Agent shall have received a certificate, dated the Incremental Facility No. 2 Closing Date and signed by an Authorized Officer of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 9 above (including, in the case of Section 9(g), reasonably detailed calculations confirming compliance therewith) and confirming the satisfaction of the conditions in clause (c) above;

(e) the Administrative Agent shall have received a certificate from the chief financial officer of the Borrower dated the Incremental Facility No. 2 Closing Date substantially in the form of Exhibit K to the Credit Agreement and in substance reasonably satisfactory to the Administrative Agent certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the borrowing of the Tranche C Incremental Term Loans, are solvent as of the Incremental Facility No. 2 Closing Date;

(f) any fees and expenses owing by the Borrower in connection herewith (including fees and expenses of any “Commitment Party” referred to in the Commitment Letter entered into in connection herewith and of counsel thereto) shall have been paid in full;

(g) the Administrative Agent shall have received such certificates, resolutions or other documents of the Credit Parties as the Administrative Agent may reasonably require in connection herewith, including all documents and certificates it may reasonably request relating to (i) the organization, existence and good standing of each Credit Party, (ii) the corporate or other authority for and validity of this Agreement and (iii) the incumbency of the officers of each Credit Party executing this Agreement, and other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent;

(h) the Administrative Agent shall have received a written opinion of (i) Simpson Thacher & Bartlett LLP, counsel to the Credit Parties, (ii) Stuart Boyd, the Vice President, General Counsel and Secretary of the Borrower, (iii) Venable LLP, Maryland counsel to the Credit Parties, (iv) Dorsey & Whitney LLP, Minnesota counsel to the Borrower, and (v) Porter Hedges LLP, Texas counsel to the Borrower, each dated the Incremental Facility No. 2 Closing Date and in form and substance reasonably satisfactory to the Administrative Agent; the Borrower hereby requests such counsel to deliver such opinions;

(i) the Administrative Agent shall have received, sufficiently in advance of the Incremental Facility No. 2 Closing Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the United States PATRIOT Act; and

(j) the Administrative Agent shall have received a Notice of Borrowing with respect to the Tranche C Incremental Term Loans meeting the requirements of Section 2.03 of the Credit Agreement.

The Administrative Agent hereby consents to the Tranche C Incremental Term Loans being extended on the Incremental Facility No. 2 Closing Date notwithstanding that the Notice provides for a shorter notice than that required pursuant to Section 2.25(a) of the Credit Agreement for the effectiveness of the Tranche C Incremental Term Loans.

SECTION 11. [Reserved].

SECTION 12. Acknowledgment of Additional Lenders. Each Additional Lender expressly acknowledges that neither any of the Agents, nor any Commitment Party (as defined in the Commitment Letter entered into in connection herewith), nor any of their Affiliates nor any of their respective officers, directors, employees, agents or attorneys-in-fact have made any representations or warranties to it and that no act by any Agent or Commitment Party hereafter taken, including any review of the affairs of a Credit Party or any affiliate of a Credit Party, shall be deemed to constitute any representation or warranty by any Agent or any Commitment Party to any Additional Lender. Each Additional Lender represents to the Agents and the Commitment Parties that it has, independently and without reliance upon any Agent, Commitment Party or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their affiliates and made its own decision to provide its Tranche C Incremental Term Loans hereunder and enter into this Agreement and become a Lender under the Credit Agreement. Each Additional Lender also represents that it will, independently and without reliance upon any Agent, Commitment Party or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their affiliates. Each Additional Lender hereby (a) confirms that it has received a copy of the Credit Agreement and each other Credit Document and such other documents (including financial statements) and information as it deems appropriate to make its decision to enter into this Agreement, (b) agrees that it shall be bound by the terms of the Credit Agreement as a Lender thereunder and that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender, (c) irrevocably designates and appoints the Agents as the agents of such Additional Lender under the Credit Agreement and the other Credit Documents, and each

Additional Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of the Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are delegated to such Agent by the terms of the Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto and (d) specifies as its lending office and address for notices the offices set forth on the Administrative Questionnaire provided by it to the Administrative Agent prior to the date hereof.

SECTION 13. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

SECTION 14. Confirmation of Guarantees and Security Interests. By signing this Agreement, each Credit Party hereby confirms that (a) the obligations of the Credit Parties under the Credit Agreement as modified or supplemented hereby (including with respect to the Tranche C Incremental Term Loans contemplated by this Agreement) and the other Credit Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Subsidiaries Guaranty, Security Documents and the other Credit Documents, (ii) constitute “Obligations”, “Secured Obligations” and “Guaranteed Obligations” or other similar term for purposes of the Credit Agreement, the Security Agreement and all other Credit Documents, (iii) notwithstanding the effectiveness of the terms hereof, the Subsidiaries Guaranty, the Security Documents and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) each Additional Lender shall be a “Secured Party”, a “Secured Creditor” and a “Lender” (including without limitation for purposes of the definition of “Required Lenders” contained in Section 1.01 of the Credit Agreement) for all purposes of the Credit Agreement and the other Credit Documents. Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to any Credit Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 15. Credit Agreement Governs. Except as expressly set forth herein and in the Incremental Fee Letter entered into in connection herewith (the “Incremental Fee Letter”), this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

SECTION 16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 17. Miscellaneous. This Agreement shall constitute an Additional Credit Extension Amendment and Credit Document for all purposes of the Credit Agreement and the other Credit Documents. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein. To the extent required by the Credit Agreement, each of the

Borrower and the Administrative Agent hereby consent to each Additional Lender that is not a Lender as of the date hereof becoming a Lender under the Credit Agreement on the Incremental Facility No. 2 Closing Date. In addition, the Borrower hereby consents to the assignment by any Additional Lender of all or a portion of its Tranche C Incremental Term Loans to any bank, financial institution or other investor identified by any Commitment Party in writing to the Borrower on or prior to June 6, 2013. Each Credit Party hereby acknowledges, accepts and agrees to the undertakings and agreements of the Borrower set forth in the Incremental Fee Letter. Each Credit Party hereby agrees that, notwithstanding anything in the Credit Agreement to the contrary, any failure by any Credit Party to comply with the provisions of the Incremental Fee Letter shall constitute an Event of Default under the Credit Agreement as though fully set forth therein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WALTER INVESTMENT MANAGEMENT CORP.,
as Borrower

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

INCREMENTAL AMENDMENT SIGNATURE PAGE

GREEN TREE ASSET ACQUISITION LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE CL LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE CONSUMER DISCOUNT COMPANY

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE CREDIT LLC

By:	/s/ Brian F. Corey
	Name:	Brian F. Corey
	Title:	Senior Vice President and Secretary

GREEN TREE CREDIT SOLUTIONS LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

INCREMENTAL AMENDMENT SIGNATURE PAGE

GREEN TREE HE/HI CORP.

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE HE/HI LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE INSURANCE AGENCY OF NEVADA, INC.

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE INSURANCE AGENCY INC.

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE INVESTMENT HOLDINGS II LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

INCREMENTAL AMENDMENT SIGNATURE PAGE

GREEN TREE INVESTMENT HOLDINGS III LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE INVESTMENT MANAGEMENT LLC

By:	/s/ Jeffrey A. Hilligoss
	Name:	Jeffrey A. Hilligoss
	Title:	President

GREEN TREE LICENSING LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE LOAN COMPANY

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE MH CORP.

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE MH LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

INCREMENTAL AMENDMENT SIGNATURE PAGE

GREEN TREE SERVERTIS ACQUISITION LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE SERVERTIS GP LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE SERVICING CORP.

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE SERVICING LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE LOAN ACQUISITION II LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

INCREMENTAL AMENDMENT SIGNATURE PAGE

LANDMARK ASSET RECEIVABLES MANAGEMENT LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

WALTER INVESTMENT HOLDING COMPANY, LLC

By:	/s/ Kimberly A. Perez
	Name:	Kimberly A. Perez
	Title:	Vice President and Treasurer

MORTGAGE ASSET SYSTEMS, LLC

By:	/s/ Jeanetta Brown
	Name:	Jeanetta Brown
	Title:	Vice President

REO MANAGEMENT SOLUTIONS, LLC

By:	/s/ Jeanetta Brown
	Name:	Jeanetta Brown
	Title:	Vice President

SPECIALTY SERVICING SOLUTIONS, LLC

By:	/s/ Jeanetta Brown
	Name:	Jeanetta Brown
	Title:	Vice President

REO LEASING SOLUTIONS, LLC

By:	/s/ Jeanetta Brown
	Name:	Jeanetta Brown
	Title:	Vice President

INCREMENTAL AMENDMENT SIGNATURE PAGE

CENTRAL ASSET REVIEW, LLC

By:	/s/ Jeanetta Brown
	Name:	Jeanetta Brown
	Title:	Vice President

MORTGAGE CONSULTANTS OF AMERICA CORPORATION

By:	/s/ H. Marc Helm
	Name:	H. Marc Helm
	Title:	Vice President

REVERSE MORTGAGE SOLUTIONS, INC.

By:	/s/ Jeanetta Brown
	Name:	Jeanetta Brown
	Title:	Vice President

WALTER REVERSE ACQUISITION LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Treasurer

WALTER INVESTMENT PROPERTIES, LLC

By:	/s/ Kimberly A. Perez
	Name:	Kimberly A. Perez
	Title:	Vice President and Treasurer

DT HOLDINGS LLC

By:	/s/ Kimberly A. Perez
	Name:	Kimberly A. Perez
	Title:	Chief Financial Officer and Treasurer

DITECH MORTGAGE CORP

By:	/s/ Tyler Larsen
	Name:	Tyler Larsen
	Title:	Chief Financial Officer

INCREMENTAL AMENDMENT SIGNATURE PAGE

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Authorized Signatory

By:	/s/ Alex Verdone
	Name:	Alex Verdone
	Title:	Authorized Signatory

INCREMENTAL AMENDMENT SIGNATURE PAGE

ADDITIONAL LENDERS

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Additional Lender

By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Authorized Signatory

By:	/s/ Alex Verdone
	Name:	Alex Verdone
	Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as an Additional Lender

By:	/s/ Nehal Abdel Hakim
	Name:	Nehal Abdel Hakim
	Title:	Authorized Signatory

BARCLAYS BANK PLC, as an Additional Lender

By:	/s/ Noam Azachi
	Name:	Noam Azachi
	Title:	Vice President

BANK OF AMERICA, N.A., as an Additional Lender

By:	/s/ Samuel Baruch
	Name:	Samuel Baruch
	Title:	Director

INCREMENTAL AMENDMENT SIGNATURE PAGE

SCHEDULE 1

Name of Additional Lender	Tranche C Incremental Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch		$58,500,000
Morgan Stanley Senior Funding, Inc.		$53,000,000
Barclays Bank PLC		$50,900,000
Bank of America, N.A.		$37,600,000

	Total: $	200,000,000

EXHIBIT A

Notice Requesting Incremental Term Loans

[SEE ATTACHED]

INCREMENTAL NOTICE

June 6, 2013

Credit Suisse AG, as

Administrative Agent (the “Administrative

Agent”) for the Lenders party to the Credit

Agreement referred to below

Eleven Madison Avenue

New York, NY 10010

Ladies and Gentlemen:

The undersigned, Walter Investment Management Corp. (the “Borrower”), refers to the Credit Agreement, dated as of November 28, 2012 (as amended by the Amendment No. 1, Incremental Amendment and Joinder Agreement, dated as of January 31, 2013, the Amendment No. 2, dated as of March 14, 2013, and the Amendment No. 3, Incremental Amendment and Joinder Agreement, (the “Incremental Amendment”), to be dated as of June 6, 2013 and as further amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”, the capitalized terms defined therein being used herein as therein defined) among the Borrower, the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”), and you, as Administrative Agent for such Lenders, and hereby gives you notice, pursuant to Section 2.25(a) of the Credit Agreement, that it requests Incremental Commitments in an aggregate amount of $200,000,000, as follows:

(i) The aggregate amount of the Incremental Commitments requested is $200,000,000.

(ii) The date on which the Incremental Commitments are requested to become effective is June 6, 2013.

(iii) The Incremental Commitments requested are Incremental Term Loan Commitments.

The Incremental Commitments shall be governed by the terms of the Credit Agreement and the Incremental Amendment.

[remainder of page intentionally left blank]

Very truly yours,

WALTER INVESTMENT MANAGEMENT CORP.

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

Signature page to Incremental Notice